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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2002


                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)

          Maryland                         000-21193                95-4582157
(State or other jurisdiction        (Commission File Number)      (IRS Employer
      of incorporation)                                         Identification No.)


                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure.

     See press release dated May 10, 2002 entitled "Sunterra Announces Unaudited Results for 2001 and 2000 and Adjustments to Previously Reported December 31, 1999 Retained Earnings Balance" attached hereto as Exhibit 99.1. See also Unaudited Financial Information for fiscal 2000 and 2001 attached hereto as
Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     Exhibit No.      Description
     -----------      -----------

        99.1 Press Release dated May 10, 2002 entitled "Sunterra Announces Unaudited Results for 2001 and 2000 and Adjustments to Previously Reported December 31, 1999 Retained Earnings Balance"

        99.2          Unaudited Financial Information for fiscal 2000 and 2001

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SUNTERRA CORPORATION
                                           (Registrant)



Date: May 10, 2002                         By:   /s/ Lawrence E. Young
                                              ----------------------------
                                           Name: Lawrence E. Young
                                           Title: Vice President

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.         Description
-----------         -----------

   99.1 Press Release dated May 10, 2002 entitled "Sunterra Announces Unaudited Results for 2001 and 2000 and Adjustments to Previously Reported December 31, 1999 Retained Earnings Balance"

   99.2             Unaudited Financial Information for fiscal 2000 and 2001

                                       4